UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2009
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 5.01. Changes in Control of Registrant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-3.1

Item 2.01. Completion of Acquisition or Disposition of Assets.
As Cornerstone Therapeutics Inc. (the “Company”) previously reported on a Form 8-K filed on May 12, 2009, as amended, in connection with a series of transactions to be entered into among the Company, Chiesi Farmaceutici SpA (“Chiesi”) and certain of the Company’s stockholders (the “Transactions”), on May 6, 2009, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”), a governance agreement (the “Governance Agreement”), a license and distribution agreement (the “U.S. Curosurf Agreement”) and a series of related agreements. Pursuant to these agreements, the Company agreed to issue and sell 11,902,741 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to Chiesi (the “Company Stock Sale”). An entity controlled by Craig A. Collard, the Company’s President and Chief Executive Officer, and an entity controlled by Steven M. Lutz, the Company’s Executive Vice President, Manufacturing and Trade, also agreed to sell an aggregate of 1,600,000 shares of Common Stock to Chiesi (the “Initial Stock Sale”). In addition, the Stock Purchase Agreement requires the Company, if requested by Chiesi within 90 days of the closing of the Company Stock Sale (the “Closing”), to issue Chiesi additional shares (the “Top-up Shares”) so that Chiesi will have 51% of the outstanding Common Stock on a fully diluted basis as of the date of Closing, after giving effect to the Company Stock Sale and the Initial Stock Sale. In exchange for the Company agreeing to issue shares to Chiesi, Chiesi agreed to (i) grant the Company, pursuant the U.S. Curosurf Agreement, the exclusive rights to distribute Chiesi’s Curosurf® product in the United States (the “U.S. Curosurf Rights”); (ii) grant the Company, pursuant to the Governance Agreement, a right of first offer on all products and technology that Chiesi wishes to market in the United States for a period of two years following the Closing (the “Right of First Offer”) and (iii) pay the Company $15,465,075 in cash (the “Cash Consideration”).
On July 28, 2009, the Company and Chiesi completed the Company Stock Sale and the Closing occurred. Accordingly, so long as the Company issues the Top-up Shares to Chiesi, if requested by Chiesi, the Company has completed its obligations under the U.S. Curosurf Agreement to acquire and retain the U.S. Curosurf Rights. Chiesi is expected to transfer the U.S. Curosurf Rights to the Company on September 1, 2009.
Item 5.01. Changes in Control of Registrant.
On July 28, 2009, the Closing described above in Item 2.01 occurred. Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
Immediately following the Closing, and excluding any shares that Chiesi may be deemed to beneficially own as a result of voting commitments between Chiesi and members of the Company’s management related to the approval of the Amendments (as defined and discussed below), Chiesi beneficially owned approximately 55% of the Company’s Common Stock. Including the shares subject to such voting commitments, Chiesi beneficially owned approximately 73% of the Common Stock. Prior to the Closing, certain members of management were the Company’s largest stockholders.
In connection with the Closing, the Governance Agreement became effective. Pursuant to the Governance Agreement, the Company’s board of directors (the “Board”) was reconstituted effective upon the Closing to consist of the Company’s chief executive officer, three independent directors (the “Independent Directors”) and four persons designated by Chiesi (the “Chiesi Designees”). The information regarding the Chiesi Designees included in Item 5.02 below is incorporated into this Item 5.01 by reference. While the Governance Agreement is in effect, Chiesi will be entitled to designate for consideration for election to the Board up to four Chiesi Designees, depending on Chiesi’s and its affiliates’ beneficial ownership of the Company on a fully diluted basis.

The Stock Purchase Agreement contemplates that amendments (the “Amendments”) to the Company’s amended and restated certificate of incorporation, as previously amended (as amended by the Amendments, the “Amended Certificate”), will be adopted and become effective following the Closing. As previously announced, the Company has scheduled a special stockholders’ meeting on August 27, 2009 for stockholders to vote on the Amendments. If the Amended Certificate becomes effective, the Board will no longer be classified, or “staggered,” with directors standing for election every third year. Instead, the Board will consist of Class A Directors and Class B Directors (each as defined in the Amended Certificate) who will be subject to annual election. The Class A Directors will include the Company’s President and Chief Executive Officer and the Independent Directors. The Class B Directors will include the Chiesi Designees. Under the Amended Certificate, if it becomes effective, so long as Chiesi beneficially owns on a fully diluted basis at least 50% of the outstanding Common Stock, the Class A Directors and the Class B Directors will have equal voting power.
As disclosed in Item 5.03 below, in connection with the Closing, the Board adopted fourth amended and restated bylaws of the Company (the “Fourth Amended and Restated Bylaws”), which, subject in certain respects to the effectiveness of the Amended Certificate, provide Chiesi with additional rights. Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
The source of the funds for the Cash Consideration Chiesi paid to the Company was its general working capital. As discussed above, the remainder of the consideration provided by Chiesi consists of the U.S. Curosurf Rights and the Right of First Offer.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the reconstitution of the Board discussed above, on July 27, 2009, Alastair McEwan, a director of the Company, notified the Company that he would resign from the Board (and the boards of the Company’s subsidiaries) effective upon the Closing.
On July 27, 2009, pursuant to the Governance Agreement, and subject to, and effective upon, the Closing, the Board elected the following Chiesi Designees to the Board: Alessandro Chiesi, Chiesi’s Affiliates Coordinator, International Division; Maria Paola Chiesi, Chiesi’s Corporate Marketing Director; Anton Giorgio Failla, Chiesi’s Corporate Development Director; and Robert Stephan, external counsel to Chiesi. Each of Mr. Alessandro Chiesi, Ms. Maria Paola Chiesi, and Mr. Failla are also directors of Chiesi.
Other than as contemplated by the Governance Agreement and the related agreements and organizational documents of the Company, or by any pre-existing employment or advisory relationship between the Chiesi Designees and Chiesi, there is no arrangement or understanding between any Chiesi Designee and any other persons pursuant to which any new Chiesi Designee was elected as a director. In addition, none of the Chiesi Designees are or have been participants in any related person transactions with the Company that would require disclosure under Regulation S-K item 404(a).
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2009, as required by the Stock Purchase Agreement and the Governance Agreement, the Board adopted the Fourth Amended and Restated Bylaws, which became effective immediately prior to the effectiveness of the Governance Agreement. The Fourth Amended and Restated Bylaws include amendments that provide as follows (subject, in certain respects, to the effectiveness of the Amended Certificate, if approved):

•	Right to call special stockholders’ meetings. Stockholders owning at least 50% of the Company’s outstanding capital stock may now call special stockholders’ meetings, and the Fourth Amended and Restated Bylaws do not limit the business at such meetings to the purposes stated in the notice of meeting.

•	Exception to advance notice provisions. Nominations of directors pursuant to the Governance Agreement are excepted from the advance notice procedures generally applicable to director nominations.

•	Stockholder action by written consent. Stockholders will no longer be prohibited from acting by written consent.

•	Number of directors. Subject to the Governance Agreement while it is in effect, the number of directors shall be fixed exclusively by a majority in voting power of the Board. Previously, the number of directors was not subject to the Governance Agreement and was established by a majority of the directors present at a meeting, so long as there was a quorum at the meeting.

•	Quorum of the Board. A majority of the total authorized number of directors (including, at any time there are Class B Directors, at least one Class B Director) constitute a quorum of the Board. Previously, a quorum of the Board equaled the greater of (i) a majority of the directors then in office and (ii) one-third of the total number of directors fixed by the Board.

•	Board actions. An action by a majority in voting power of the directors present at the meeting will constitute action by the Board. Previously, an action by a majority of the directors present at the meeting would constitute action by the Board.

•	Board classification. The Board will no longer be classified, and directors will be elected annually.

•	Removal of directors. Subject to the Governance Agreement while it is in effect, directors may be removed with or without cause by holders of a majority of the votes that would be entitled to be cast at an annual election. Previously, directors could only be removed for cause by holders of 75% of the votes that would be entitled to be cast at an annual election.

•	Board vacancies. Vacancies will be filled in accordance with the Governance Agreement while it is in effect and, when no longer in effect, by a majority in voting power of the directors then in office. Previously, vacancies were filled by a majority of the directors then in office.

•	Board committees. While the Governance Agreement is in effect, the Board is required to have a Nominating Committee, an Audit Committee and a Compensation Committee, each of which the Company already has. Previously, there were no prescribed Board committees.

•	Executive compensation. All matters relating to executive compensation now require the approval of the Compensation Committee and ratification by the Board.
In addition, while the Governance Agreement is in effect and for so long as Chiesi and its affiliates beneficially own more than 50% of the outstanding Common Stock on a fully diluted basis, the Fourth Amended and Restated Bylaws provide that the following actions are subject to Board approval:
•	the adoption, modification or amendment of the Company’s annual operating or capital budget;

•	the entry into, modification or amendment of any exclusive license, distribution or supply agreement to which the Company or any of its subsidiaries is a party;

•	any capital expenditure in excess of $500,000 in any one case or $2,000,000 in the aggregate;

•	any expense that deviates from the approved annual operating or capital budget, other than immaterial expenditures in the ordinary course of business; and

•	the incurrence by the Company or any of its subsidiaries of indebtedness in excess of $1,000,000 in the aggregate for borrowed money, including, but not limited to, trade financing either on an individual or cumulative basis or issuing any equity security that ranks senior in liquidation preference to the Company’s equity securities outstanding on effective date of the Fourth Amended and Restated Bylaws.

A copy of the Fourth Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K, and the Company refers you to such exhibit for the complete terms of the Fourth Amended and Restated Bylaws, which are incorporated herein by reference.
Item 8.01. Other Events.
On July 30, 2009, the Company issued a press release announcing the Closing. The press release is filed as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
     See the Exhibit Index attached hereto.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. For this purpose, any statements contained herein, other than statements of historical fact, including statements relating to the Transactions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to the ability to complete and the expected timeline for completing the Transactions and the risks and uncertainties described in Item 1A (Risk Factors) of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2009 and other filings that it makes with the SEC. In addition, any forward-looking statements in this Current Report on Form 8-K represent the Company’s views only as of the date of this Current Report on Form 8-K and should not be relied upon as representing its views as of any subsequent date. While the Company may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. The Company’s forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, joint ventures or investments it may make, except that in particular circumstances as specifically indicated it may address the potential impact of the Transactions.
Important Information
The Company has filed a preliminary proxy statement and other documents regarding the proposed Amendments with the SEC. Security holders are urged to read the proxy statement carefully because it contains important information about the Company and the proposed Amendments. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the proposed Amendments. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at www.crtx.com. The definitive proxy statement (when available) and other relevant documents may also be obtained free of cost by directing a request to the Company, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, attention: Chief Financial Officer.
Participants in Solicitation
The Company and its directors, members of management and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transactions. Information about the Company and its directors and executive officers can be found in the Company’s proxy statement and Annual Report on Form 10-K for the year ended December 31, 2008 previously filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the proposed Amendments when it becomes available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: July 31, 2009	By:	/s/ David Price
David Price
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 3.1	Fourth Amended and Restated Bylaws of Cornerstone Therapeutics Inc. dated July 28, 2009
Exhibit 99.1	Press release issued by Cornerstone Therapeutics Inc. dated July 30, 2009 (incorporated by reference to Exhibit 99.1 to Cornerstone Therapeutics Inc.’s Current Report on Form 8-K dated July 30, 2009)